UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2024

Date of reporting period:  March 31, 2024

Item 1. Report to Stockholders.

(a)

A

Ticker:  C S C A X

 Cusip:  56166Y875

 Cove Street Capital
Small Cap Value Fund

March 31st

 2 0 2 4

Semi-Annual Report

 www.CoveStreetFunds.com | 866-497-0097

C S C A X

2  0  2  4

(This Page Intentionally Left Blank)

Semi-Annual Report 2024
Cove Street Capital Small Cap Value Fund

C S C A X

Table of
Contents

☐	Letter to Shareholders	4
☐	Performance	7
☐	Expense Example	8
☐	Holdings Presentation	9
☐	Semi-Annual Schedule of Investments	10
☐	Financial Statements	12
☐	Financial Highlights	15
☐	Notes to Financials	16
☐	Appendix	22

www.CoveStreetFunds.com
866-497-0097

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders March 31, 2024 (unaudited)

Dear Fellow Shareholders,

We are writing our semi-annual oddity in the mutual fund world. Odd because we write quarterly and then the SEC throws in a semi-annual and there is rarely much new to say in between quarters. So most of this you have read already.

Our update is last six over two calendars quarters was a quintessential pull-back in markets overall ex-Large Tech and us in particular. Most of this was detailed in our Q1 letter which can review below.

The first quarter of calendar year 2024 was mostly more of the recent same. The U.S. investment world generally focused on the Federal Reserve’s official comments and concluded that interest rate cuts in 2024 remain largely on the table. The U.S. economy managed another “What? Me worry?” positive quarter. Large-Cap technology stocks led capitalization-weighted indices up double digits, a nice annual result in 3 months. Smaller-Cap and Value-oriented equities were mostly ignored until March when risk enthusiasm broadened out.

We were “blah,” as sharp pullbacks in some of our largest holdings offset strong gains in our smaller holdings. It happens.

Starting with the detractor column, EW Scripps (Ticker: SSP) is a noteworthy best performer/worst performer candidate, and to be fair to us, we have made Buys near the bottom and Sales near the top several times over the past few years. People are worried about SSP’s leverage in an uncertain media economy. Our research suggests people are grossly under-appreciating the number of levers management can pull to carry the company past the current fear trade. In our opinion, it is a very, very cheap stock.

Regarding Viasat (Ticker: VSAT), we do not have much to say here other than up quarter/down quarter performance prevails as the company awaits the launch of its next satellite of capacity. The company continues to be an outstandingly cheap stock with multiple catalysts.

We previously sold our direct equity ownership in the common stock of Lifecore Biomedical (Ticker: LFCR) but continue with a large position through a convertible preferred. Please see previous letters for an endless recap, but this quarter saw the company pull the plug (for now) on a sale process “led” by Morgan Stanley. Morgan was apparently too busy selling a competitor - Catalent - for a multiple that makes Lifecore look like the deal of the century. Oh, there is “crazy” demand for capacity thanks to not just for, but clearly a huge demand from, the GLP- 1 world that insatiably requires sterile fill-finish capacity, like say the facility Lifecore owns in Minnesota. But as previously noted, the ineptitude of management and an inability to run a public company makes for selling the company an arduous task. Lifecore is “almost” up to date on its financial reporting with the SEC, and the CEO was replaced by someone who looks terrific on paper. There is material upside from current levels with at least competent execution, but there is nothing pretty in the short-run.

Compass Minerals International (Ticker: CMP) is half the position of the past, partially due to our past trimming and partially due to performance. There is a core and essential salt asset at Compass that is worth 2x the stock. Good and stable free cashflow from the salt business went into “growth initiatives,” that seemed very adjacent, literally and figuratively. Those investments have been essentially zeroes and completely human error. The CEO that took us down that path was replaced, and the new CEO is clearly on a “clean and sell” path. We expect to be done making lemonade with an interim time horizon.

C S C A X

Letter to Shareholder - (continued) March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

Hallador Energy (Ticker: HNRG) is a classic case of “I guess we should have sold it all.” We don’t pretend that the coal business and the coal power generation business is not cyclical, but this was past the north-end of our expectations. A warm winter and low gas prices were the simple double whammy. We see the opposite this summer. Underneath short-term movement, the U.S. remains in a dance between the desire for Green and the necessity of consistently keeping the lights on. These assets get more valuable every day in our opinion.

The star of the quarter was clearly Liberty TripAdvisor Holdings (Ticker: LTRPA), which to be fair has had plenty of ups and downs over the last few years of ownership. TripAdvisor and our Liberty vehicle put out press releases essentially saying that they have been approached by a suitor and that they have formed special committees to evaluate said approach. Our recent research efforts led by new Partner Austin Farris correctly identified that the value of the “Experiences” entity, Viator, was the real, not-really-hidden asset, and the lopsided sum of the parts valuation flag seems now to be hoisted by third parties. There is no certainty in a deal, or what kind of deal, but all of this is good for a leveraged entity dependent upon a move in TripAdvisor. We sold aggressively into the move but retain a smaller stake.

Climb Global Solutions (Ticker: CLMB) simply continues to execute on their business plan, putting up the latest of a string of double-digit quarterly earnings growth. They remain a minnow in a zillion dollar space that connects new technology that lacks distribution with a buying community hungry for evolving product in the usual favorites - cybersecurity, AI and cloud. (Finally a chance to use those words in one sentence!)

Like most people, we generally prefer better balance sheets than not. From time to time, the perception that a balance sheet is challenged, legitimately or otherwise, creates an opportunity in the equity. (We tread carefully). Outfront Media (Ticker: OUT) is arguably 1 “turn” too leveraged. People became unhappy with that idea earlier in the year. (Remember when there were some risks in the world?) Our internal research suggested that people were under-appreciating the number of “asset levers” to pull that would put these fears to rest. To wit, the company announced the sale of their Canadian Billboards business for a multiple nearly 2 times the trading multiple of the company. Fear over. As a yield-oriented REIT, Outfront has also benefited from a re-rating due to the concept that the Federal Reserve will be cutting interest rates this year. All good so far.

White Mountains Insurance (Ticker: WMT) remains the un-modelable, publicly traded, sort-of Private Equity firm in financial services, mostly insurance. Besides an extremely astute and large investment in an active insurance company just before rates started hardening, the company also has benefitted when one of its holdings, a “Fintech” stock, doubled. Having looked at that same company, frankly we are kicking ourselves for not also buying a  position. WTM continues to be a long-term hold.

Park Aerospace (Ticker: PKE) is a new position in the quarter; this company develops and manufactures composite materials and structures primarily for airplane engines. PKE‘s largest customer is GE Aviation’s engine program, and based on future build rates of the A320neo (airbus), PP20 (Bombardier) and other engines, there is a clear pathway to double revenue and triple EBITDA in the medium term. PKE does not need to add much capacity to its manufacturing footprint in order to deliver on a sharp increase in revenue, resulting in significant earnings expansion. These are solid building blocks to fuel a higher multiple on higher cashflow.

Another new position is TruBridge (Ticker: TBRG), formerly known as Computer Programs and Systems (Ticker: CPSI). The company provides Electronic Health Record (EHR) and Revenue Cycle Management (RCM) services to small, rural hospitals under 400 beds. The EHR business has been shrinking for years as hospitals close and consolidate (replacing TBRG’s EHR). However, the business is very sticky and generates significant cash flow. The cash flow generated is being put into the growing RCM business. Approximately 80% of hospitals still do their billing in-house and there is a huge push for these hospitals to start outsourcing billing to help improve their cash flow and expenses. TBRG is leveraging its current EHR customers as well as selling into new customers to grow their RCM business. TBRG is also on its own mission to outsource manual work to some of the usual international suspects to reduce its own service costs. The company’s stock has had a very unpleasant journey the last few years ($40 per share to $9) creating a massive opportunity for even modest stability and/or improvement.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders - (continued) March 31, 2024 (unaudited)

Just before the end of the quarter, we were able to build a position in Red Violet (Ticker: RDVT). RDVT is a software company that specializes in providing detailed background checks and identity verification to banks, insurance companies, private investigators, collection agencies, etc. Previously this management team built two other identity/background check solution companies. This is their third iteration focused on building a background check software from the ground up, but this time solely constructed on a cloud infrastructure. The previous versions are now owned by LexisNexis and TransUnion (Ticker: TRU) and are Red Violet’s current top competitors along with a company owned by Thomson Reuters (Ticker TRI). Together these companies control the majority of the identity verification market. Red Violet has a clear pathway to grow 10%+ organically with a history of adding incremental revenue at 30%+ EBITDA margins. This is a secularly growing “Buffett”, that we believe will be acquired by one of the aforementioned bigger players in 3 to 5 years. We were able to buy the shares directly from a top shareholder, a charity, who received the shares as a donation and was looking to monetize the position.

We made some sales during the quarter as well. At the beginning of 2023, we initiated a position in Great Lakes Dredge & Dock (Ticker: GLDD) in the midst of a significant decline in the company’s results. Facilitated by the U.S. government, the “bid market” of projects for which GLDD competes evaporated in the first half of 2022 due to some combination of an extra-long Continuing Resolution, overly complicated budget authorization and allocation processes, and frankly, work-from-home inefficiencies. When your dredgers aren’t at work because you didn’t get your bid, you send them to the shipyard for maintenance, causing a “double- whammy” of less revenue and higher costs. GLDD’s margins in 2022 got crushed, as did the stock price. The bid market returned in late 2023, and GLDD’s backlog rebounded from $452m around the time of investment to $1.04B in early 2024, leading to a commensurate rise in the stock.

Concurrent with the return of Great Lakes’ core business to normalized conditions, GLDD has begun construction of a “wind vessel” with the purposes of facilitating the building of offshore wind farms on the East Coast of the United States beginning in late 2025. Given the myriad of headwinds facing these projects, this wind ship will be delivered into a highly uncertain demand environment for its use. We happily exited with the gains from our underwritten “bid market reversion” and before “wind” plays out.

We sold our position in Ducommun (Ticker: DCO) this quarter. We like the aerospace and defense world and think the company has a solid conceptual runway to participate in niche programs on both sides of the industry. But we have concluded we just cannot stomach the management team, which refuses to recognize quaint ideas like “value creation PER SHARE,” the generation of free cashflow vs. a focus on revenue growth, and the idea that shareholders are partners that deserve transparent financials with which to judge performance and progress.

Our world viewpoint is painfully unchanged. We seek better businesses at reasonable prices. Paraphrasing Ben Graham, we look to make rational purchase decisions from pessimistic sellers and to be rational sellers to the highly optimistic. Our workflow consists of both mining the companies that we have come in contact with and researched in the past as well as being open to new business models and interesting people seeking to make money for shareholders. We are patient and have a long-term time horizon, but we have clearly become more active with our investments. Our decades of experience as a sideline spectator of public companies gives us a pretty clear picture as to how a company should conduct itself as a public entity and of some fairly obvious opportunities to help.

As we speak, opportunities abound in the Small Cap space as there remains very little money flow into our world. Interestingly, the more “Graham” the value, the more neglect there seems to be. We love a compounding “Buffett” as much as the next human being, but values for many seem way north of reasonable. We have articulated on numerous occasions that big performance numbers for a stock, for a portfolio or for a market in general are somewhat “stealing” from future results, unless of course you live in a world with a “ruler-up” viewpoint and have not invited us. On that basis, recent price compression in some of our larger holdings, plus some specific brewing catalysts, suggests good relative numbers on a visible horizon.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders - (continued) March 31, 2024 (unaudited)

We remain highly cognizant of the arcane messes that populate our world: geopolitics, Chinese business issues, an election, and a very slow moving credit cycle, but there is little we can do about them. But, we can take advantage of the world’s historical nature - as neatly laid out in the work of recently passed Daniel Kahneman - to over-extrapolate in life and financial markets.

Best Regards,

Jeffrey Bronchick, CFA | Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC,  and  is  not  intended  to  be forecast of future events, a guarantee of future results, or investment advice. Opinions  expressed are  subject  to  change at any time.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater  volatility  and political, economic and currency risks and differences in accounting methods. Concentration of  assets in  a  single or  small number of issuers, may reduce diversification and result in increased volatility.

Fund holdings and sector allocations are subject to change and should not be considered to buy or sell a  security. Current and future portfolio holdings are subject to  risk.  Please refer to  the Schedule of Investments for a  complete  list of holdings.

Cash Flow refers to the net amount of cash and cash equivalents being transferred in and out of a company.

EBITDA - Earnings before interest, taxes, depreciation and amortization. It is one of the most widely used measures of a company’s financial health and ability to generate cash.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC

C S C A X

Institutional Class Performance March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

Annualized Rates of Return (%) as of March 31, 2024

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1 -866-497-0097.

Graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund (“The Fund”). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from December 31, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The gross expense ratio as per the Prospectus is 1.61%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Value of Hypothetical $10,000 Investment as of March 31, 2024

(1)
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)
The Russell 2000 ® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 ® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an Index.

(3)
The Russell 2000 ® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000 ® Index companies with lower price- to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

(4)
Bloomberg US Aggregate Equity Total Return Index® is a float market-cap-weighted benchmark representing approximately 99% of the US market by capitalization.

Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Expense Example March 31, 2024 (unaudited)

As a shareholder of the  Fund, you incur two types of costs: (1) transaction costs, which may include but are     not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The  Example is  based  on  an investment of $1,000 invested at the  beginning of the period and held for the entire period (October 1, 2023 – March 31, 2024).

 Actual Expenses

The first line of the table below provides information about actual account values  and  actual expenses.  You  may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example,  an  $8,600  account  value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

 Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account  values and  expenses may  not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to  compare the ongoing costs of investing in the  Fund  and other funds. To do so,  compare  this  5% hypothetical example with the 5% hypothetical examples that appear in  the  shareholder reports of the  other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE (10/1/2023)	ENDING ACCOUNT VALUE (3/31/2024)	EXPENSES PAID DURING PERIOD (1) 10/01/2023- 3/31/2024

Institutional Class Actual (2)	$1,000.00	$1,101.00	$6.62 (3)

Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.36 (4)

(1) Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.26%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2) Based on the actual return for the six-month period ended March 31, 2024 of 10.10%.
(3) Excluding interest expense, the actual expenses would be $6.57
(4) Excluding interest expense, the hypothetical expenses would be $6.31

C S C A X

Holdings Presentation March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

Sector Allocation (1) (% of net assets) as of March 31, 2024

Top 10 Equity Holdings(1) (% of net assets) as of March 31, 2024

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Schedule of Investments March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

COMMON STOCKS - 94.2%	Shares	Value

Communication Services - 12.2%
E.W. Scripps - Class A(a)	302,121	$1,187,336
IAC, Inc.(a)	26,949	1,437,460
Liberty TripAdvisor Holdings, Inc. - Class A(a)	360,966	613,642
		3,238,438

Consumer Discretionary - 2.6%
Motorcar Parts of America, Inc.(a)	85,000	683,400

Energy - 6.4%
CNX Resources Corp.(a)	30,000	711,600
Hallador Energy Co.(a)	60,000	319,800
Vitesse Energy, Inc.	28,300	671,559
		1,702,959

Financials - 15.4%
Global Indemnity Group - Class A	45,024	1,374,583
StoneX Group, Inc.(a)	10,087	708,713
Tiptree, Inc.	43,327	748,691
White Mountains Insurance Group Ltd.	700	1,256,010
		4,087,997

Health Care - 11.3%
Enovis Corp.(a)	12,000	749,400
Great Elm Group, Inc.(a)	100,000	192,000
InfuSystem Holdings, Inc.(a)	39,198	335,927
TruBridge, Inc.(a)	87,016	802,287
Viemed Healthcare, Inc.(a)	99,400	937,342
		3,016,956

Industrials - 8.1%
DLH Holdings Corp.(a)	36,218	480,613
KBR, Inc.	10,000	636,600
Park Aerospace Corp.	39,649	659,363
Standex International Corp.	1,997	363,893
		2,140,469

Information Technology - 18.9%
American Software, Inc. - Class A	60,000	687,000
Climb Global Solutions, Inc.	14,499	1,027,689
Red Violet, Inc.(a)	37,700	737,035
Research Solutions, Inc.(a)	289,424	914,580
SecureWorks Corp. - Class A(a)	59,831	402,064
ViaSat, Inc.(a)	70,009	1,266,463
		5,034,831

See Notes to Financial Statements.

C S C A X

Schedule of Investments - (continued) March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

Shares	Value

Materials - 14.9%
American Vanguard	72,326	936,622
Ecovyst, Inc.(a)	150,729	1,680,628
NewMarket Corp.	1,000	634,620
Triple Flag Precious Metals Corp.	50,000	722,500
		3,974,370

Real Estate - 4.4%
Outfront Media, Inc.	70,000	1,175,300

TOTAL COMMON STOCKS (Cost $19,301,110)		25,054,720

CONVERTIBLE PREFERRED STOCKS - 4.6%	Shares	Value
Lifecore Biomedical, Inc., Series A, 7.50%, Perpetual(b)(c)	1,613	1,223,868
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,613,390)		1,223,868

SHORT-TERM INVESTMENTS - 0.0%(d)
Money Market Funds - 0.0%(d)	Shares
Invesco Treasury Obligations Portfolio – Class Institutional, 5.14%(e)	930	930
TOTAL SHORT-TERM INVESTMENTS (Cost $930)		930

TOTAL INVESTMENTS - 98.8% (Cost $20,915,430)		$26,279,518
Other Assets in Excess of Liabilities - 1.2%		290,692
TOTAL NET ASSETS - 100.0%		$26,570,210

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,223,869 or 4.6% of net assets as of March 31, 2024.

(c)	PIK – dividends are paid in kind.
(d)	Represents less than 0.05% of net assets.
(e)	The rate shown represents the 7-day effective yield as of March 31, 2024.

See Notes to Financial Statements.

C S C A X

Statement of Assets and Liabilities March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

ASSETS:
Investments, at value (Cost: $20,915,430)	$26,279,518
Receivable for investment securities sold	1,751,406
Dividends and interest receivable	8,719
Receivable for capital shares sold	55,098
Receivable for foreign withholding tax reclaim	263
Prepaid expenses	14,365
Total assets	28,109,369

LIABILITIES:
Payable for investment securities purchased	1,131,420
Loans Payable	300,000
Payable for fund administration & accounting fees	23,095
Payable for transfer agent fees & expenses	10,379
Payable to investment adviser	8,088
Payable for compliance fees	4,258
Payable for postage & printing fees	3,528
Payable for trustee fees	3,480
Payable for custody fees	2,271
Payable for capital shares redeemed	47,614
Accrued expenses	5,026
Total liabilities	1,539,159

NET ASSETS	$26,570,210

NET ASSETS CONSIST OF:
Paid-in capital	$19,783,824
Total distributable earnings	6,786,386
Net Assets	$26,570,210

Shares issued and outstanding (1)	827,150
Net asset value, redemption price and offering price per share (2)	$32.12

(1) Unlimited shares authorized without par value.
(2) A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

C S C A X

Statement of Operations For the Period Ended March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

INVESTMENT INCOME:
Dividend income	$208,416
Interest income	16,647
Total investment income	225,063

EXPENSES:
Investment adviser fees (See Note 4)	115,913
Fund administration & accounting fees (See Note 4)	45,938
Transfer agent fees & expenses (See Note 4)	19,106
Federal & state registration fees	11,882
Audit fees	11,185
Trustee fees	10,564
Compliance fees (See Note 4)	8,007
Legal fees	7,469
Postage & printing fees	3,547
Custody fees (See Note 4)	3,363
Other expenses	2,551
Insurance expense	1,281
Total expenses before interest	240,806
Interest expense (See Note 9)	1,348
Total expenses before waiver	242,154
Less: waiver from investment adviser (See Note 4)	(70,343)
Net expenses	171,811

NET INVESTMENT INCOME	53,252

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,728,407
Net change in unrealized appreciation/depreciation on investments	791,010
Net realized and unrealized gain on investments	2,519,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,572,669

See Notes to Financial Statements.

C S C A X

Statements of Changes in Net Assets March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2023

OPERATIONS:
Net investment income (loss)	$53,252	$(114,568)
Net realized gain on investments	1,728,407	3,404,463
Net change in unrealized appreciation/depreciation on investments	791,010	2,247,408
Net increase (decrease) in net assets from operations	2,572,669	5,537,303

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	518,674	534,588
Proceeds from reinvestments of distributions	1,741,377	4,436,013
Payments for shares redeemed	(3,943,912)	(11,668,785)
Redemption fees	–	167
Decrease in net assets resulting from capital share transactions	(1,683,861)	(6,698,017)

DISTRIBUTIONS TO SHAREHOLDERS:	(2,098,069)	(4,974,620)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,209,261)	6,135,334
	3503
NET ASSETS:
Beginning of period	27,779,471	33,914,805
End of period	$26,570,210	$27,779,471

See Notes to Financial Statements.

C S C A X

Financial Highlights (for a Fund Share Outstanding Throughout the Periods)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

	Six Months
	Ended
	March 31,
	2024
	(unaudited)	2023	2022	2021	2020	2019
PER SHARE DATA:

Net asset value, beginning of period	$31.64	$31.15	$40.91	$27.56	$34.89	$37.51

Investment operations:
Net investment income (loss)	0.06	(0.26)	(0.35)	0.60	0.35	0.24
Net realized and unrealized gain (loss) on investments	2.87	5.48	(5.25)	13.17	(7.40)	(1.84)
Total from investment operations	2.93	5.22	(5.60)	13.77	(7.05)	(1.60)

Less distributions:
From net investment income	-	-	(0.46)	(0.42)	(0.28)	-
From net realized gains	(2.45)	(4.73)	(3.70)	-	-	(1.02)
Total distributions	(2.45)	(4.73)	(4.16)	(0.42)	(0.28)	(1.02)
Paid-in capital from fiscal period	-	- (1)	- (1)	- (1)	-	- (1)

Net asset value, end of period	$32.12	$31.64	$31.15	$40.91	$27.56	$34.89

TOTAL RETURN(2)	10.10%	17.72%	-15.71%	50.33%	-20.43%	-4.26%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$26.6	$27.8	$33.9	$73.5	$74.6	$121.4

Ratio of expenses to average net assets:
Before expense waiver/recoupment(3)	1.78%	1.60%	1.32%	1.22%	1.18%	1.22%
After expense waiver/recoupment(3)	1.26%	1.25%	1.26%	1.22%	1.18%	1.23%

Ratio of expenses excluding interest
expenses to average net assets:
Before expense waiver/recoupment(3)	1.77%	1.59%	1.31%	1.22%	1.18%	1.22%
After expense waiver/recoupment(3)	1.25%	1.25%	1.25%	1.22%	1.18%	1.23%

Ratio of net investment income (loss) to
average net assets:
After expense waiver/recoupment	0.39%	(0.36)%	(0.76)%	1.27%	0.95%	0.65%

Portfolio turnover rate	33%	45%	51%	68%	70%	53%

(1)	Amount per share is less than $0.01
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to Financial Statements.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements March 31, 2024 (unaudited)

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2024 the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2024, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended March 31, 2024, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2020.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. The Fund will establish a reserve for interest receivable when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

C S C A X

Notes to Financial Statements - (continued) March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At March 31, 2024 the Fund had investments in illiquid securities with a total value of $1,223,868 or 4.6% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Cost Basis
Lifecore Biomedical, Inc., Series A, 7.50%	1,613	Jan. 2023	1,613,390

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements - (continued) March 31, 2024 (unaudited)

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy. Also categorized in Level 2 are convertible preferred stock securities which are not actively traded and are valued using a formula-based technique, that use observable inputs such as the conversion price, market volatility, risk-free rate, etc.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Cove Street Capital, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2023:

	Level 1	Level 2		Level 3		Total
Common Stocks Convertible Preferred Stock	$25,054,720 -	$	- 1,223,868	$	- -	$25,054,720 1,223,868
Short-Term Investment	930		-		-	930
Total Investments in Securities	$25,055,650		$1,223,868		$-	$26,279,518

Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (does not include any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. The Fund did not recoup any previously waived fees for the period ended September 30, 2024.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements - (continued) March 31, 2024 (unaudited)

As of March 31, 2024 the Fund had $36,429 and $70,343 in previously waived fees or reimbursed expenses subject to potential recovery by August 31, 2026 and March 31, 2027, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2024, are disclosed in the Statement of Operations.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period Ended March 31, 2024	For the Year Ended September 30, 2023
Institutional Class:
Shares sold	16,391	17,032
Shares issued to holders in reinvestment of distributions	60,297	149,060
Shares redeemed	(127,391)	(377,085)
Net decrease in shares outstanding	(50,703)	(210,993)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the period ended March 31, 2024, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other Securities	$8,633,833	$9,648,750

C S C A X

Notes to Financial Statements - (continued) March 31, 2024 (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2023, the most recently completed fiscal year-end, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Unrealized Appreciation	Federal Income Tax Cost
$5,675,271	$(1,259,775)	$4,415,496	$32,315,686

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales and partnership holdings in the Fund.

At September 30, 2023, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Other Accumulated Losses	Net Unrealized Appreciation	Total Distributable Earnings
$299,120	$1,597,170	$-	$4,415,496	$6,311,786

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2023, the Fund deferred qualified late year losses of $0. As of September 30, 2023, the Fund had no capital loss carryforwards.

The tax character of distributions paid for the period ended March 31, 2024, were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$372,433	$1,725,636	$2,098,069
$.0.43507	$2.01586	$ 2.45093

The tax character of distributions paid for the year ended September 30, 2023, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$99,887	$4,874,733	$4,974,620
Amount per Share	$0.09500	$4.63621	$4.73121

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Continued on next page.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements - (continued) March 31, 2024 (unaudited)

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2023, Charles Schwab & Co., for the benefit of its customers, owned 25.9% of the Fund’s outstanding shares.

9. LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $7,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less. The LOC matures unless renewed on July 21, 2024. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 8.50% as of March 31, 2024. The interest rate during the period was 8.50%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 8.50%. For the period ended March 31, 2024, the Fund’s LOC activity was as follows:

LOC Agent	Average Borrowings	Amount Outstanding as of March 31, 2024	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
U.S. Bank N.A.	$17,115	$ 300,000	$1,479	$628,000	November 13, 2023

End of Notes to Financial Statements.

C S C A X

Appendix

Appendix Contents

Additional Information

Privacy Notice

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2024, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 4, 2024, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum and advice from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of Cove Street, and the Support Materials, the Board concluded that the overall arrangement between the Trust and Cove Street set forth in the Investment Advisory Agreement continues to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.

The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered the portfolio manager’s extensive experience which spans more than thirty years and is focused on investment strategies similar to those used to manage the Fund’s assets. The Trustees further considered his long tenure as the Fund’s portfolio manager. The Trustees also reviewed Cove Street’s financial statements and capitalization and concluded that Cove Street had

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Approval of Investment Advisory Agreement - Continued

sufficient resources to support the management of the Fund. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street. In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index, the Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund. When reviewing the Fund’s performance against its Category and Cohort, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the Category and Cohort.

The Trustees noted that the Fund had outperformed both the Category and Cohort averages for the year-to-date, one-year and three-year periods ended September 30, 2023, but had underperformed both the Category and Cohort averages for the five-year and ten-year periods ended September 30, 2023. The Trustees also noted that the Fund had outperformed its benchmark index for the year-to-date, one-year, three-year, five-year and since inception periods ended September 30, 2023, but had underperformed this benchmark index for the ten-year period ended September 30, 2023. The Trustees observed that the Fund’s performance was generally consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods, although there was some discrepancy primarily attributable to Cove Street’s differing approach to tax mitigation for the composite accounts versus the Fund. The Trustees noted that the Fund’s performance included performance of a predecessor fund that was reorganized into to the Fund.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12-month period ended September 30, 2023. The Trustees also noted favorably that Cove Street had agreed to continue the expense limitation agreement under which Cove Street contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus, and observed that Cove Street had waived a portion of its management fee over the Fund’s most recent fiscal year. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street. The Trustees concluded that Cove Street’s service relationship with the Fund has not been profitable for the 12-month period ended September 30, 2023.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Category and Cohort as of September 30, 2023. The Trustees noted the Fund’s management fee was below the Cohort average, but above the Category average. The Trustees also considered that the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average total expenses reported for the Category and Cohort, but that the average net assets of funds comprising the Cohort were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy. The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Approval of Investment Advisory Agreement - Continued

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

C S C A X

Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information - (continued) (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

Availability of Fund Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at https://www.sec.gov/.

C S C A X

Privacy Notice (unaudited)	Semi-Annual Report 2024 — CSCAX Cove Street Capital Small Cap Value Fund

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

C S C A X

Semi-Annual Report 2024

Cove Street Capital
Small Cap ValueFund

C S C A X

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Investment Adviser
Cove Street Capital, LLC
525 South Douglas Street, Suite 225
El Segundo, CA 90245

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm
 Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

Distributor
 Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant
and Transfer Agent
 U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Legal Counsel
 Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

www.CoveStreetFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date:  5/31/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date:  5/31/2024

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date:  5/31/2024